                                                  Special Meeting of Shareholders
                                                   Principal Investors Fund, Inc.
                                                       Held December 15, 2006

1. Election of Board of Directors:
                                                             For                    Withheld
                               Ballantine             2,692,937,828.974          42,005,916.984
                               Blake                  2,691,936,232.779          43,007,510.575
                               Gilbert                2,697,652,053.996          37,291,693.085
                               Grimmett               2,696,342,480.974          38,601,264.359
                               Hirsch                 2,696,974,196.213          37,969,548.386
                               Kimball                2,697,798,314.847          37,145,427.201
                               Lukavsky               2,691,014,718.858          43,929,026.076
                               Pavelich               2,695,056,313.168          39,887,426.264
                               Yancey                 2,692,471,122.657          42,472,617.923
                               Eucher                 2,697,520,528.298          37,423,215.150
                               Papesh                 2,697,207,763.094          37,735,981.820
                               Zimpleman              2,696,974,355.987          37,969,388.825

2. Approval of an Amendment to the Management Agreement to Provide for Fund
Accounting Services:
                                                                                                                      Broker
                                                        In Favor               Opposed            Abstain            Non-Vote
     Bond & Mortgage Securities Fund                 163,272,654.120       7,299,848.582       4,137,747.324      1,510,716.000
     Disciplined LargeCap Blend Fund                  63,094,594.747         186,052.883          98,517.368        214,783.000
     Diversified International Fund                   31,562,640.292       1,821,349.932         863,929.287      2,234,784.000
     Equity Income Fund                                4,091,916.560         139,178.397          94,866.518        745,478.000
     Government & High Quality Bond Fund              20,653,951.675         663,995.986         547,551.573      2,193,652.000
     High Quality Intermediate-Term Bond Fund         10,360,202.974         311,238.807         132,622.835      1,039,452.000
     High Yield Fund                                   8,684,736.324               0.000               0.000              0.000
     Inflation Protection Fund                        11,925,226.003          86,320.822          14,612.033        112,510.000
     International Emerging Markets Fund               8,636,430.273         657,748.041         291,829.863        716,430.000
     International Growth Fund                        88,598,510.698       1,045,190.718         599,676.327      3,598,117.000
     LargeCap Growth Fund                             82,269,705.021       2,555,365.094         817,908.415      7,838,864.000
     LargeCap S&P 500 Index Fund                      77,854,340.869       7,128,660.587       2,336,982.941      2,929,381.000
     LargeCap Value Fund                              38,507,287.472       1,033,639.642         348,288.647      1,080,204.000
     MidCap Blend Fund                                26,817,310.598       1,682,831.772         890,094.862      2,950,527.000
     MidCap Growth Fund                                4,038,574.363         545,366.115          72,377.120          1,915.000
     MidCap S&P 400 Index Fund                         7,221,542.134         532,192.440         194,186.174        718,294.000
     MidCap Value Fund                                 8,293,133.577         820,843.586         237,767.866        441,424.000
     Money Market Fund                               356,073,302.807      20,187,776.756       9,233,364.348        990,964.000
     Partners Global Equity Fund                       2,050,065.226          16,677.030           3,397.438              0.000
     Partners International Fund                      58,110,662.749         470,370.024         115,501.042              0.000
     Partners LargeCap Blend Fund                     72,027,123.987       1,465,331.962         570,144.287      4,304,175.000
     Partners LargeCap Blend Fund I                   17,526,259.564       1,299,645.106         474,422.413        546,118.000
     Partners LargeCap Growth Fund                    11,562,509.522          40,991.946          24,412.032              0.000
     Partners LargeCap Growth Fund I                 123,531,762.854       1,037,490.572         487,178.733        439,254.000
     Partners LargeCap Growth Fund II                 91,919,070.456         818,924.409         445,886.965          3,387.000
     Partners LargeCap Value Fund                    151,189,842.913       1,824,506.374         734,358.421      2,368,780.000
     Partners LargeCap Value Fund I                   40,133,299.292          40,121.239         152,080.710              0.000
     Partners LargeCap Value Fund II                  20,450,473.509             882.277               0.000              0.000
     Partners MidCap Growth Fund                      45,474,971.318       1,056,109.669         358,557.964        302,651.000
     Partners MidCap Growth Fund I                    20,468,967.249          53,257.504           7,782.116         16,062.000
     Partners MidCap Growth Fund II                   48,086,419.418         155,001.892         131,084.200              0.000
     Partners MidCap Value Fund                       39,711,375.817         918,208.186         423,918.541      1,155,071.000
     Partners MidCap Value Fund I                     52,396,093.877         140,722.254         111,990.402              0.000
     Partners SmallCap Blend Fund                     13,714,133.969          17,602.431             206.783              0.000
     Partners SmallCap Growth Fund I                  11,700,025.815         124,632.568          23,201.476              0.000
     Partners SmallCap Growth Fund II                 64,177,697.934         610,687.728         365,152.569        164,621.000
     Partners SmallCap Growth Fund III                18,295,506.198               7.417          33,671.689              0.000
     Partners SmallCap Value Fund                     15,587,897.206         197,944.720          55,904.298          1,639.000
     Partners SmallCap Value Fund I                   21,536,223.814         401,629.209          94,194.099              0.000
     Partners SmallCap Value Fund II                  26,010,905.008          46,158.891          52,532.089              0.000
     Preferred Securities Fund                        51,781,692.810       3,388,213.398       1,216,535.352        326,456.000
     Principal LifeTime 2010 Fund                     76,109,629.330       1,376,228.934         692,886.009         87,356.000
     Principal LifeTime 2020 Fund                    134,002,990.581       2,079,725.352       1,326,337.882        134,737.000
     Principal LifeTime 2030 Fund                    110,257,602.224       2,877,261.167       1,111,541.835        155,425.000
     Principal LifeTime 2040 Fund                     48,789,532.962       1,447,858.009         820,678.442        119,144.000
     Principal LifeTime 2050 Fund                     23,639,866.601         486,193.855         161,982.817         49,332.000
     Principal LifeTime Strategic Income Fund         30,871,728.505         194,274.305         380,235.965         88,535.000
     Real Estate Securities Fund                      39,956,079.572       2,628,668.100       1,292,285.866      1,216,137.000
     Short-Term Bond Fund                             12,266,059.666         542,662.263         310,505.741      4,988,544.000
     SmallCap Blend Fund                              12,709,358.655         789,179.942         311,188.937        397,628.000
     SmallCap Growth Fund                              3,853,911.404         459,741.464          99,252.565        821,896.000
     SmallCap S&P 600 Index Fund                      17,191,418.538       1,994,274.613         777,141.377        444,592.000
     SmallCap Value Fund                               9,222,622.712         947,619.516         242,860.565        382,686.000
     Tax-Exempt Bond Fund                              6,046,201.041         120,254.913          91,773.064      1,069,941.000
     Ultra Short Bond Fund                            24,477,267.877       1,851,560.329         675,527.665      1,287,879.000

3. Approval of Amendments Changing Rule 12b-1 Plans for Class A and Class B
Shares from "Reimbursement" to "Compensation" Plans:

                                                                                                                      Broker
                                                        In Favor               Opposed            Abstain            Non-Vote
     Bond & Mortgage Securities Fund - A               7,656,671.470         488,484.828         175,505.134        626,489.000
     Bond & Mortgage Securities Fund - B               1,033,832.043          26,368.204          22,164.778        144,889.000
     Disciplined LargeCap Blend Fund - A               2,694,182.505         121,068.791          63,899.134        141,745.000
     Disciplined LargeCap Blend Fund - B                 352,007.476           8,879.945          13,577.374         53,583.000
     Diversified International Fund - A               10,820,940.104         454,842.150         314,923.954      1,689,290.000
     Diversified International Fund - B                1,596,192.395          46,143.312          40,770.897        166,490.000
     Equity Income Fund - A                            3,626,041.820         141,428.049          97,228.725        653,234.000
     Equity Income Fund - B                              431,011.767          18,024.904          12,226.210         92,244.000
     Government & High Quality Bond Fund - A           9,952,818.900         376,993.505         327,637.961      1,553,351.000
     Government & High Quality Bond Fund - B           1,505,644.177          49,394.991          53,188.683        400,446.000
     Inflation Protection Fund - A                       215,452.653          30,315.210           3,632.670         87,412.000
     International Emerging Markets Fund - A           1,353,050.129          38,740.400          33,102.307        390,898.000
     International Emerging Markets Fund - B             277,124.188          13,405.536           5,963.034         40,122.000
     LargeCap Growth Fund - A                         16,473,304.044       1,151,855.578         559,605.216        854,589.000
     LargeCap Growth Fund - B                          1,706,280.339          74,765.915          47,270.117        111,656.000
     LargeCap S&P 500 Index Fund - A                   3,808,675.074         113,110.541         171,427.495        327,993.000
     LargeCap Value Fund - A                          10,207,463.484         610,179.372         309,301.116        739,637.000
     LargeCap Value Fund - B                             833,888.933          30,215.816          24,111.314         68,495.000
     MidCap Blend Fund - A                            16,274,506.374         905,114.991         524,715.912      2,323,492.000
     MidCap Blend Fund - B                             1,942,925.192          73,490.767          58,090.430        401,550.000
     Money Market Fund - A                           212,972,828.404       7,132,524.431       2,997,230.905        734,038.000
     Money Market Fund - B                             1,464,223.750          18,295.300           3,686.930        114,533.000
     Partners LargeCap Blend Fund - A                  2,092,781.717          63,705.644          59,000.932        564,537.000
     Partners LargeCap Blend Fund - B                    947,357.190          26,761.841          26,376.281        149,570.000
     Partners LargeCap Blend Fund I - A                6,928,321.623         334,946.162         166,994.271        397,285.000
     Partners LargeCap Blend Fund I - B                  884,590.692          39,179.859          24,472.563         57,447.000
     Partners LargeCap Growth Fund I - A               2,575,175.083          73,232.665          79,516.898        279,903.000
     Partners LargeCap Growth Fund I - B                 784,028.734          19,454.769          19,171.848         73,121.000
     Partners LargeCap Growth Fund II - A                 29,354.362           2,504.316               0.000          3,387.000
     Partners LargeCap Value Fund - A                  1,760,602.695          57,306.351          62,254.281        356,498.000
     Partners LargeCap Value Fund - B                    610,744.078          18,953.275          24,090.772        109,133.000
     Partners MidCap Growth Fund - A                   1,254,816.268          61,058.590          32,487.849        170,552.000
     Partners MidCap Growth Fund - B                     490,918.658          24,021.637           6,758.578         53,540.000
     Partners MidCap Growth Fund I - A                    65,330.884             209.191           3,272.170         16,062.000
     Partners MidCap Value Fund - A                      297,824.906          13,196.124           6,745.822        130,661.000
     Partners MidCap Value Fund - B                       40,627.258             338.857               0.000          3,751.000
     Partners SmallCap Growth Fund II - A                747,804.728          38,301.182          27,807.935         93,130.000
     Partners SmallCap Growth Fund II - B                361,605.445           6,328.099          10,959.800         32,694.000
     Preferred Securities Fund - A                       337,959.507          28,449.001           5,444.893        188,648.000
     Principal LifeTime 2010 Fund - A                    613,220.079          13,802.896           5,051.078         54,064.000
     Principal LifeTime 2020 Fund - A                    725,093.292          24,990.908           8,971.216        117,349.000
     Principal LifeTime 2020 Fund - B                    150,664.352          11,895.977           3,376.658         45,188.000
     Principal LifeTime 2030 Fund - A                    489,004.040           8,374.236           8,399.440         95,289.000
     Principal LifeTime 2030 Fund - B                    131,000.579             152.177             856.739         17,070.000
     Principal LifeTime 2040 Fund - A                    255,571.496           7,456.551           8,670.518         58,384.000
     Principal LifeTime 2040 Fund - B                    111,447.728           5,452.995           7,104.856         45,691.000
     Principal LifeTime 2050 Fund - A                    157,943.201             688.839             841.684         45,068.000
     Principal LifeTime 2050 Fund - B                      9,891.273               0.000               0.000          4,096.000
     Principal LifeTime Strategic Income Fund - A        257,147.646           4,044.197           1,091.062         86,236.000
     Principal LifeTime Strategic Income Fund - B          4,095.520               0.000               0.000              0.000
     Real Estate Securities Fund - A                   1,788,029.148          50,101.618          58,379.523        632,866.000
     Real Estate Securities Fund - B                     433,756.113          15,751.601           8,783.290        128,161.000
     Short-Term Bond Fund - A                          3,523,886.450         131,884.631          78,688.459      1,104,189.000
     SmallCap Blend Fund - A                           2,882,532.250         147,610.464          85,623.845        225,335.000
     SmallCap Blend Fund - B                             639,839.902          34,792.162          18,083.624         97,814.000
     SmallCap Value Fund - A                             231,236.624             927.635           1,160.393         82,399.000
     SmallCap Value Fund - B                              39,265.100             194.869             124.542          5,954.000
     Tax-Exempt Bond Fund - A                          5,574,039.986         142,348.080         298,193.088      1,009,383.000
     Tax-Exempt Bond Fund - B                            220,997.060           1,789.254          20,861.550         60,558.000
     Ultra Short Bond Fund - A                           931,634.426          17,999.836           9,440.393        700,234.000

4. Approval of an Amendment to the Management Agreement for the LargeCap Growth
Fund Increasing Management Fees:

                                                                                                                      Broker
                                                        In Favor               Opposed            Abstain            Non-Vote
     LargeCap Growth Fund                             76,286,842.155       8,734,133.445         622,009.364      7,313,864.000

5. Approval of a Sub-Advisory Agreement with addressStreetColumbus Circle
Investors for the Partners SmallCap Growth Fund III:

                                                                                                                      Broker
                                                        In Favor               Opposed            Abstain            Non-Vote
     Partners SmallCap Growth Fund III                18,231,165.946          93,336.537           4,682.944              0.000

6. Approval of the Reclassification of the Real Estate Securities Fund from
"Diversified" to "Non-Diversified:"

                                                                                                                      Broker
                                                        In Favor               Opposed            Abstain            Non-Vote
     Real Estate Securities Fund                      38,583,974.311       3,730,809.066       1,562,250.241      1,216,137.000

                                                  Special Meeting of Shareholders
                                        Principal Investors Fund, Inc. - Equity Income Fund
                                                       Held December 15, 2006

1.   Approval of a Plan of Reorganization providing for the reorganization of the Equity Income Fund into the Equity Income Fund I:

                                In Favor                   Opposed                   Abstain
                                --------                   -------                   -------
                              4,248,959.815              94,529.684                122,355.575

                                                  Special Meeting of Shareholders
                                   Principal Investors Fund, Inc. - Partners LargeCap Growth Fund
                                                       Held December 15, 2006

1.   Approval of a Plan of Reorganization providing for the reorganization of the Partners LargeCap Growth Fund into the Partners LargeCap Growth Fund
     II:

                                In Favor                   Opposed                   Abstain
                                --------                   -------                   -------
                             11,562,401.360              29,041.746                35,919.188

                                                  Special Meeting of Shareholders
                                       Principal Investors Fund, Inc. - Tax-Exempt Bond Fund
                                                       Held December 15, 2006

1. Approval of a Plan of Reorganization providing for the reorganization of the
Tax-Exempt Bond Fund into the Tax-Exempt Bond Fund I:

                                In Favor                   Opposed                   Abstain
                                --------                   -------                   -------
                              6,340,064.585              92,148.924                178,574.061